Exhibit 10.1

FIFTH AMENDMENT TO CREDIT AGREEMENT

This FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), with an effective date of March 4, 2024 (the “Effective Date”), is entered into by and among GREYSTONE HOUSING IMPACT INVESTORS LP, a Delaware limited partnership (“Borrower”), the Lenders signatory hereto, and BANKUNITED, N.A., a national banking association, as administrative agent for the Lenders (together with its successors and assigns in such capacity and any replacement administrative agent, "Administrative Agent").

WHEREAS, Borrower (f/k/a AMERICA FIRST MULTIFAMILY INVESTORS, L.P.), Administrative Agent, and Lenders entered into that certain Credit Agreement dated as of June 11, 2021, as amended by that certain First Amendment to Credit Agreement dated as of November 30, 2021, as further amended by that certain Second Amendment to Credit Agreement dated as of June 9, 2023, as further amended by that certain Third Amendment to Credit Agreement dated as of July 11, 2023, as further amended by that certain Fourth Amendment to Credit Agreement dated as of September 19, 2023 (as further amended hereby and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

WHEREAS, Borrower has requested, and Administrative Agent and Lenders have agreed to amend the terms and conditions of the Credit Agreement, pursuant to Section 10.15 of the Credit Agreement, as set forth in this Amendment. Except as expressly modified hereby, the terms of the Credit Agreement remain in full force and effect.

NOW, THEREFORE, in consideration of the foregoing premises, and promises and mutual agreements herein contained and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

Section 1.
Incorporation. The foregoing recitals are incorporated herein by this reference.
Section 2.
Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement and the rules of interpretation set forth in Section 1.4 of the Credit Agreement shall apply herein as if fully set forth herein, mutatis mutandis.
Section 3.
Amendments to the Credit Agreement. As of the Effective Date (as defined above):
3.1.
The following definition set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Lender” means each Person listed on the signature pages hereto as a Lender, and any other Person that becomes a party hereto as a Lender pursuant to an Assignment and Assumption Agreement or a Joinder Agreement.

3.2.
Schedule 1 to the Credit Agreement is hereby deleted in its entirety and replaced with Schedule 1 in the form attached hereto and incorporated herein as Annex A.
Section 4.
Conditions Precedent. This Amendment shall become effective on the Effective Date, provided that Administrative Agent shall have received (each in form and substance reasonably satisfactory to Administrative Agent):
(a)
an executed counterpart (or counterparts) of this Amendment, from each of the parties hereto;
(b)
that certain Lender Joinder Agreement by and among the parties thereto, duly executed and delivered by the Borrower;
(c)
the Note reflecting the Incremental Commitment, duly executed by the Borrower;
(d)
the Fee Letter, duly executed by the Borrower and NexBank;
(e)
a new or updated Beneficial Ownership Certification, as applicable, from the Borrower, if so requested by the Administrative Agent prior to the Effective Date;
(f)
payment of all fees, costs and expenses due and payable on or prior to the Effective Date, including the fees due and payable as set forth in each Fee Letter and, to the extent invoiced, the reasonable and documented fees, charges and disbursements of counsel for Administrative Agent in connection with the preparation, execution, and delivery of this Amendment and related documents; and
(g)
evidence that all conditions set forth in Section 2.11 of the Credit Agreement have been satisfied.
Section 5.
Release.
5.1.
Borrower HEREBY ACKNOWLEDGES THAT, ON THE DATE HEREOF, IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF THE BORROWER’S OBLIGATIONS UNDER THE LOAN DOCUMENTS (INCLUDING THE EXPRESS OBLIGATION TO REPAY THE OBLIGATIONS OF THE BORROWER TO THE Administrative AGENT AND THE LENDERS) OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM THE Administrative AGENT OR ANY LENDER OR ANY OF THEIR RESPECTIVE AFFILIATES, PARTICIPANTS, DIRECTORS, PARTNERS, MANAGERS, OFFICERS, AGENTS, EMPLOYEES, OR ATTORNEYS. BORROWER, FOR AND ON BEHALF OF ITSELF AND ALL PERSONS AND/OR ENTITIES CLAIMING BY, THROUGH AND/OR UNDER BORROWER INCLUDING, BUT NOT LIMITED TO, ALL OF ITS PAST AND PRESENT DIRECTORS, SHAREHOLDERS, OFFICERS, EMPLOYEES, ATTORNEYS, ACCOUNTANTS, ADMINISTRATORS, AGENTS, SUBSIDIARIES, AFFILIATES, REPRESENTATIVES, PREDECESSORS, SUCCESSORS AND ASSIGNS (COLLECTIVELY REFERRED TO HEREIN, JOINTLY AND SEVERALLY, AS THE “RELEASORS”) HEREBY

VOLUNTARILY, UNCONDITIONALLY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES THE Administrative AGENT AND EACH OF THE LENDERS AND THEIR RESPECTIVE PAST AND PRESENT DIRECTORS, SHAREHOLDERS, OFFICERS, EMPLOYEES, ATTORNEYS, ACCOUNTANTS, ADMINISTRATORS, AGENTS, PARENT CORPORATIONS, SUBSIDIARIES, AFFILIATES, REPRESENTATIVES, PREDECESSORS, SUCCESSORS, ASSIGNS (COLLECTIVELY REFERRED TO HEREIN AS THE “RELEASEES”), OF, FROM AND WITH RESPECT TO ANY AND ALL GRIEVANCES, DISPUTES, MANNER OF ACTIONS, CAUSES OF ACTION, SUITS, OBLIGATIONS, LIABILITIES, LOSSES, DEBTS, DAMAGES, DUES, SUMS OF MONEY, ACCOUNTS, RECKONINGS, CONTROVERSIES, AGREEMENTS, CLAIMS, DEMANDS, COUNTERCLAIMS AND CROSSCLAIMS, INCLUDING, BUT NOT LIMITED TO ALL CLAIMS AND CAUSES OF ACTION ARISING OUT OF OR RELATED TO THE LOAN DOCUMENTS AND/OR ALL TRANSACTIONS RELATED THERETO, WHETHER KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, DIRECT, INDIRECT OR CONTINGENT, ARISING IN LAW OR EQUITY, WHICH THE RELEASORS (OR ANY OF THEM) EVER HAD, NOW HAVE, OR MAY EVER HAVE AGAINST ANY ONE OR MORE OF THE RELEASEES, FROM THE BEGINNING OF TIME THROUGH THE DATE THIS AMENDMENT IS EXECUTED AND DELIVERED.
5.2.
BORROWER HEREBY COVENANTS AND AGREES NEVER TO INSTITUTE ANY ACTION OR SUIT AT LAW OR IN EQUITY, NOR INSTITUTE, PROSECUTE, OR IN ANYWAY AID IN THE INSTITUTION OR PROSECUTION OF ANY CLAIM, ACTION OR CAUSE OF ACTION, RIGHTS TO RECOVER DEBTS OR DEMANDS OF ANY NATURE ORIGINATED ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED AGAINST THE Administrative AGENT OR ANY OF THE LENDERS OR ANY OF THEIR RESPECTIVE AFFILIATES, PARTICIPANTS, DIRECTORS, PARTNERS, MANAGERS, OFFICERS, AGENTS, EMPLOYEES OR ATTORNEYS ARISING OUT OF OR RELATED TO THE AGENT OR ANY LENDER'S ACTIONS, OMISSIONS, STATEMENTS, REQUESTS OR DEMANDS IN ADMINISTERING, ENFORCING, MONITORING, COLLECTION OR ATTEMPTING TO COLLECT THE INDEBTEDNESS OR OBLIGATIONS OF THE BORROWER UNDER THE LOAN DOCUMENTS.
Section 6.
Miscellaneous.
6.1.
Amendment is a “Loan Document”. This Amendment is a Loan Document and all references to a “Loan Document” in the Credit Agreement and the other Loan Documents (including, without limitation, all such references in the representations and warranties in the Credit Agreement and the other Loan Documents) shall be deemed to include this Amendment.
6.2.
References to the Credit Agreement. Upon the Effective Date, each reference in the Credit Agreement (and in the exhibits to the Credit Agreement) to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Credit Agreement (including the exhibits thereto) as amended hereby, and each reference to the Credit Agreement (including the exhibits thereto) in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement (and the exhibits thereto) as amended hereby.

6.3.
Representations and Warranties. To induce Administrative Agent and Lenders to enter into this Amendment and as partial consideration for the terms and conditions contained herein, Borrower hereby represents and warrants that (i) this Amendment is the legal and binding obligation of such Person, enforceable against such Person in accordance with its terms, (ii) upon the Effective Date (both before and after giving effect to this Amendment), no Event of Default or Default has occurred and is continuing, and (iii) the representations and warranties set forth in the Loan Documents are true and correct in all material respects (other than those representations and warranties that are expressly qualified by a material adverse change or other materiality, in which case such representations and warranties shall be true and correct in all respects) on and as of the Effective Date to the same extent as though made on and as of that date (except to the extent that such representations and warranties expressly relate to an earlier or other specific date, in which case they shall be true and correct as of such earlier date). Borrower further represents and warrants that it has the requisite power and authority to execute, deliver and perform this Amendment, and that the undersigned officer of Borrower is duly authorized to execute this Amendment.
6.4.
Reaffirmation of Credit Agreement and Loan Documents. By executing this Amendment, Borrower (a) acknowledges that, notwithstanding the execution and delivery of this Amendment, and except as expressly modified above, the obligations of each under each of the other Loan Documents to which Borrower is a party are not impaired or adversely affected and each of the Loan Documents continues in full force and effect, (b) affirms and ratifies the Credit Agreement and each other Loan Document to which it is a party with respect to all of the Obligations as expanded, extended, modified or amended hereby and (c) reaffirms the security interests, liens, mortgages and conveyances it has granted to or made in favor of Administrative Agent for the benefit of the Lenders in or pursuant to the Loan Documents and confirms that such security interests, liens, mortgages and conveyances continue to secure the Obligations, after giving effect to this Amendment. This Amendment is not intended to and shall not constitute a novation of the Credit Agreement or any other Loan Document.
6.5.
No Other Changes. Except as specifically amended by this Amendment, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.
6.6.
No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under the Credit Agreement or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.
6.7.
Governing Law. This Amendment, and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Amendment and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the laws of the State of New York without regard to the conflict of law rules thereof other than Sections 5-1401 and 5-1402 of The New York General Obligations Law.
6.8.
Cooperation; Other Documents. At all times following the execution of this Amendment, Borrower shall execute and deliver to Administrative Agent, or shall cause to be executed and delivered to Administrative Agent, and shall do or cause to be done all such other acts and things as Administrative Agent may reasonably deem to be necessary or desirable to assure Administrative Agent and the Lenders of the benefit of this Amendment and the documents comprising or relating to this Amendment.
6.9.
Integration. This Amendment and all documents and instruments executed in connection herewith or otherwise relating to this Amendment, including, without limitation, the Loan Documents, constitute the sole agreement of the parties with respect to the subject matter hereof and thereof and supersede all oral negotiations and prior writings with respect to the subject matter hereof and thereof.
6.10.
Successors and Assigns. This Amendment and the other Loan Documents: (a) shall be binding upon Administrative Agent, Lenders and Borrower and upon their respective officers, directors, employees, agents, trustees, representatives, nominees, parent corporation, subsidiaries, heirs, executors, administrators, successors or assigns, and (b) shall inure to the benefit of Administrative Agent, Lenders and Borrower and their respective permitted successors and assigns, provided, however, that Borrower may not assign any rights hereunder or any interest herein without obtaining the prior written consent of Lenders, and any such assignment or attempted assignment shall be void and of no effect with respect to Lenders.
6.11.
Headings. Section headings used herein are for convenience of reference only, and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.
6.12.
Multiple Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, or any other similar state laws based on the Uniform Electronic Transactions Act, provided that nothing herein shall require Administrative Agent or any Lender to accept electronic signatures in any form or format without its prior written consent. Administrative Agent and Lenders each reserves the right to request manually executed counterparts of this Amendment and the other Loan Documents at its discretion.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGE FOLLOWS.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

BORROWER:

GREYSTONE HOUSING IMPACT INVESTORS LP

By: America First Capital Associates Limited Partnership Two, its general partner

By: Greystone AF Manager LLC, its

general partner

By: /s/ Lisa Schwartz

Name: Lisa Schwartz

Title: Vice President

ADMINISTRATIVE AGENT AND LENDER:

BANKUNITED, N.A.

By: /s/ David Jeddah

Name: David Jeddah

Title: Vice President

LENDERS:

BANKERS TRUST COMPANY

By: /s/ Scott Leighton

Name: Scott Leighton

Title: Senior Vice President

NEXBANK

By:/s/ Kevin Olding

Name: Kevin Olding

Title: SVP - Executive Credit Officer

Signature Page to Fifth Amendment to Credit Agreement

ANNEX A

SCHEDULE 1

Commitments

Lender	Commitment	Proportionate Share of Total Commitments
BankUnited, N.A.	$30,000,000.00	60%
Bankers Trust Company	$10,000,000.00	20%
NexBank	$10,000,000.00	20%
Total	$50,000,000.00	100%